FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
FINANCIAL INSTRUMENTS

15. FINANCIAL INSTRUMENTS

Recorded Financial Instruments

Recorded financial instruments consist of cash and cash equivalents, short-term cash investments, accounts receivable, accounts payable, lease liabilities, and borrowings under our revolving credit agreement. At December 31, 2025 and 2024, the fair values of cash and cash equivalents, short-term cash investments, accounts receivable, and accounts payable approximated their carrying values due to the short-term nature of these instruments. The fair values of lease liabilities at December 31, 2025 and 2024 approximated their carrying values based on the present value of future lease payments.

Off-Balance Sheet Financial Instruments

At December 31, 2025 and 2024, we were contingently liable under standby letters of credit for $150 and $350, respectively, which were required by leases for real property. Additionally, at December 31, 2025 and 2024, we were contingently liable under various performance bonds aggregating approximately $12,400 and $12,700, respectively, which are used as collateral to cover any contingencies related to our nonperformance under agreements with certain customers. We do not expect that any material losses or obligations will result from the issuance of the standby letter of credit or performance bonds because we expect to meet our obligations under our lease for real property and to certain customers in the ordinary course of business.

Concentrations of Credit Risk

Financial instruments which potentially subject us to concentrations of credit risk consist principally of accounts receivable. Concentrations of credit risk are limited due to the large number of customers comprising the customer base and their dispersion across many different geographical regions. We also have access to credit insurance programs which are used as an additional means to mitigate credit risk.